UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): December 19, 2025
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, loanDepot.com, LLC (the “Company”), an indirect subsidiary of loanDepot, Inc., and the Company’s wholly-owned subsidiary loanDepot FAMSR Master Trust (the “Issuer”) entered into the Series 2025-FT1 Indenture Supplement (the “Series 2025-FT1 Indenture Supplement”), by and among the Issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (in all such capacities, the “Indenture Trustee”), the Company, as servicer (the “Servicer”) and administrator (the “Administrator”), Nomura Corporate Funding Americas, LLC, as administrative agent (the “Administrative Agent”), related to the Base Indenture, dated as of November 14, 2025 (the “Base Indenture”), as amended by Amendment No. 1, dated as of December 19, 2025 (“Amendment No. 1 to the Base Indenture”), by and among the Issuer, the Indenture Trustee, the Servicer, the Administrator, and the Administrative Agent. Amendment No. 1 to the Base Indenture amends the definition of “Borrowing Base Deficiency” among other items. Pursuant to the Series 2025-FT1 Indenture Supplement, the Issuer issued Series 2025-FT1 term notes (the “Notes”) in the aggregate principal amount of $200 million. The Notes are mainly secured by a participation certificate representing a participation interest in the portfolio excess spread relating to Fannie Mae mortgage servicing rights owned by the Company. The Notes are priced at a variable rate based on SOFR plus a margin per annum and are expected to mature on December 19, 2030. The Notes will be paid on the 25th day of each calendar month, or, if such 25th day is not a business day, the next business day.

The Issuer sold the Notes to the initial purchaser in an offering (the “Offering”) that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered for resale to purchasers reasonably believed by the initial purchaser to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Amendment No. 1 to the Base Indenture and the Series 2025-FT1 Indenture Supplement, copies of which are attached hereto as Exhibits 10.1, 10.1.1 and 10.1.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#
Base Indenture, dated November 14, 2025, among Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary; Nomura Corporate Funding Americas, LLC, as administrative agent; loanDepot FAMSR Master Trust, as issuer; and loanDepot.com, LLC, as servicer and administrator (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed November 20, 2025).

10.1.1*#	Amendment No. 1 to the Base Indenture, dated December 19, 2025, among Citibank, N.A., Nomura Corporate Funding Americas, LLC, loanDepot FAMSR Master Trust, and loanDepot.com, LLC.
10.1.2*#
Series 2025-FT1 Indenture Supplement, dated December 19, 2025, to the Base Indenture, among Citibank, N.A., Nomura Corporate Funding Americas, LLC, loanDepot FAMSR Master Trust, and loanDepot.com, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: December 23, 2025